SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 30, 2002


                        CHANGE TECHNOLOGY PARTNERS, INC.
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               (Exact name of registrant as specified in charter)


         DELAWARE                       0-13347               06-152875
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        (State or other                (Commission           (IRS Employer
        jurisdiction of                File Number)          Identification No.)
        incorporation)


         537 STEAMBOAT ROAD, GREENWICH, CONNECTICUT             06830
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        (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (203) 661-6942
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                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

                  On September 30, 2002, the Board of Directors of Change Technology Partners, Inc. (the "Company") adopted a plan of liquidation and dissolution (the "Plan"). A copy of the Plan is attached hereto as Exhibit 2.1.

                  The Press Release issued by the Company in connection with such event is attached hereto as Exhibit 99.1.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits

                           EXHIBIT NUMBER               DESCRIPTION
                           --------------               -----------

                                2.1 Plan of Liquidation and Dissolution of Change Technology Partners, Inc.

                                99.1       Press Release, dated October 1, 2002.





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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CHANGE TECHNOLOGY PARTNERS, INC.



Date: October 2, 2002              By:  /s/ William Avery
                                        ---------------------------------------
                                        William Avery
                                        President and Chief Executive Officer





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


                                  EXHIBIT INDEX
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         EXHIBIT NUMBER                         DESCRIPTION
         --------------       --------------------------------------------------

                2.1 Plan of Liquidation and Dissolution of Change Technology Partners, Inc.

                99.1          Press Release, dated October 1, 2002.





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